UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

FLEXSHOPPER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

August 18, 2025

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on March 27, 2024, FlexShopper 2, LLC, a wholly-owned indirect subsidiary of the Company (the “Borrower”), entered into that certain Credit Agreement, dated as of March 27, 2024, among the Borrower, Computershare Trust Company, National Association, as paying agent (the “Paying Agent”), Powerscourt Investments 50, LP, as administrative agent (the “Administrative Agent”), and the lenders party thereto (the “Lenders”) (as amended by Amendment No. 1 to Credit Agreement, dated as of April 9, 2025, between the Borrower and the Administrative Agent, as further amended by Amendment No. 2 to Credit Agreement, dated as of April 30, 2025, between the Borrower and the Administrative Agent, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

On August 12, 2025, the Relevant Parties (as defined below) received a Notice of Events of Default and Reservation of Rights from the Administrative Agent (the “Notice”), asserting that a number of Events of Default (as defined in the Credit Agreement) and Servicer Defaults (as defined in the Servicing Agreement described below) and have occurred and are continuing under the provisions of the Credit Agreement and the Servicing Agreement, including without limitation, (i) Events of Default under Section 7.1(d) of the Credit Agreement as a result of the Borrower’s misrepresentations under Section 4.8 of the Credit Agreement that the Borrower’s financial statements delivered to the Administrative Agent and Lenders at least from and after December 31, 2022, were prepared in conformity with GAAP and fairly present, in all material respects, the financial position of the Borrower, and (ii) Events of Default under Section 7.1(d) of the Credit Agreement as a result of certain false and misleading information provided by Borrower to the Administrative Agent in connection with the Credit Agreement.

On August 18, 2025, the Borrower and FlexShopper, LLC, a wholly-owned subsidiary of the Company (the “Guarantor” and, together with the Borrower, the “Relevant Parties”), entered into a Limited Forbearance and Reaffirmation, dated as of August 16, 2025 (the “Forbearance Agreement”) with the Administrative Agent in connection with the Credit Agreement and related documents entered into in connection with the Credit Agreement, including:

(i)	the Servicing Agreement, dated as of March 27, 2024, between the Borrower, the Guarantor, as servicer, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), pursuant to which the Borrower engaged the Guarantor to service certain leases and retail loans owned by the Borrower from time to time;

(ii)	the Validity Guaranty, dated as of March 27, 2024, made by the Guarantor in its capacity as validity guarantor in favor of the Administrative Agent for the benefit of the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Validity Guaranty”), pursuant to which the Guarantor guaranteed that it will be liable to the Administrative Agent and the Lenders for certain liabilities that may be imposed on the Administrative Agent and the Lenders; and

(iii)	the Limited Guaranty, dated as of March 27, 2024, made by the Guarantor in its capacity as guarantor in favor of the Administrative Agent for the benefit of the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Limited Guaranty”), pursuant to which the Guarantor guarantees that it will be liable to the Administrative Agent, on behalf of the Lenders, for the prompt payment and performance of the obligations of the Borrower under the Credit Agreement up to a limit equal to 10% of the largest amount of the total utilization of the commitments under the Credit Agreement outstanding at any time from and after the closing date of the Credit Agreement (regardless of whether such commitments have expired or have been terminated).

As used in this current report, the term “Credit Documents” means the Credit Agreement, the Servicing Agreement, the Validity Guaranty, the Limited Guaranty and all other documents, instruments or agreements executed and delivered by the Borrower or the Guarantor for the benefit of the Administrative Agent or any Lender in connection with the Credit Agreement.

Under the Forbearance Agreement, the Administrative Agent and the Lenders have agreed to forbear from exercising rights and remedies under the Credit Agreement, the Servicing Agreement, the Validity Guaranty, the Limited Guaranty or applicable law with respect to the Events of Default and Servicer Defaults under the Credit Agreement, the Servicing Agreement and the other Credit Documents described in the Notice (the “Specified Defaults”) through the earlier of (i) August 22, 2025 and (ii) the occurrence of any additional Event of Default (as defined in the Credit Agreement) or Servicer Default (as defined in the Servicing Agreement) (the “Forbearance Period”). In connection with and as a condition to the effectiveness of the Forbearance Agreement, the Relevant Parties agreed to pay all outstanding fees, out-of-pocket costs and expenses of Administrative Agent’s and Lenders’ legal counsel in the amount of $180,000. In addition, under the Forbearance Agreement, the Borrower and the Guarantor acknowledged that the Specified Defaults have caused the Borrower to incur obligations under the Validity Guaranty for the total utilization of the commitments under the Credit Agreement.

The Relevant Parties, the Administrative Agent and the Lenders are currently in the process of exploring long-term solutions for the Company’s financing needs.

The foregoing description of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Forbearance Agreement, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
10.1	Limited Forbearance and Reaffirmation, dated as of August 16, 2025, by and among FlexShopper 2, LLC, as borrower, FlexShopper, LLC, as guarantor, and Powerscourt Investments 50, LP, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: August 18, 2025	By:	/s/ John Davis
		Name:	John Davis
		Title:	President and Chief Operating Officer

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